Exhibit 10.17
EXECUTION COPY
SECOND AMENDMENT TO
THIRD AMENDED AND RESTATED FUNDING AGREEMENT
          SECOND AMENDMENT, dated as of December 1, 2003 (this “Amendment”), to the Third Amended and Restated Funding Agreement, dated as of December 28, 2001, as amended by the First Amendment, dated as of January 1, 2003 (as amended, the “Funding Agreement”), by and among Texas Cable Partners, L.P., a Delaware limited partnership (the “Partnership”), Time Warner Entertainment-Advance/Newhouse Partnership, a New York general partnership (“TWE-A/N”), TWE-A/N Texas Cable Partners General Partner LLC, a Delaware limited liability company (“TWE-A/N GP”), Time Warner Entertainment Company, L.P., a Delaware limited partnership (“TWE”), TCI Texas Cable Holdings LLC, a Colorado limited liability company (“TCI”), TCI Texas Cable, Inc., a Colorado corporation (“TCI GP”), TCI of Missouri, Inc. (formerly known as Liberty Cable of Missouri, Inc.), a Missouri corporation (“LCM”), TCI of Overland Park, Inc., a Kansas corporation (“Overland Park”), and JPMORGAN CHASE BANK, as administrative agent under the Credit Agreement (as defined below) (the “Administrative Agent”). Capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Funding Agreement.
          WHEREAS, the Partnership and the Administrative Agent are parties to a Credit Agreement, dated as of December 31, 1998 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);
          WHEREAS, the Partnership, TWE-A/N, TWE-A/N GP, TCI, TCI GP, and the Administrative Agent are parties to the Funding Agreement pursuant to which TWE-A/N, TWE-A/N GP, TCI and TCI GP (the “Original TCP Partners”) have agreed to make, and have made, certain subordinated loans to the Partnership;
          WHEREAS, pursuant to the Delaware Revised Uniform Limited Partnership Act (Del. Code. Ann. Tit. 6 § 17-101 et. seq.), the Colorado Uniform Partnership Act (Colo. Rev. Stat. Ann. § 7-64-101 et. seq.) and that certain Agreement of Merger and Transaction Agreement, dated as of December 1, 2003 (the “Transaction Agreement”), among the Partnership, Kansas City Cable Partners, a Colorado general partnership (“KCCP”), TWE-A/N, TWE-A/N GP, TWE, TCI, TCI GP, LCM, Overland Park and, solely for the purposes of being bound by Sections 3 and 6(p) of the Transaction Agreement, Comcast Corporation, a Pennsylvania corporation, and Time Warner Cable Inc., a Delaware corporation, at the Effective Time (as defined in the Transaction Agreement) KCCP will merge with and into the Partnership (the “Merger”), with the Partnership as the surviving limited partnership; and WHEREAS, in connection with the Transaction Agreement, the Partnership, the Original TCP Partners, and the Administrative Agent desire to amend the Funding Agreement in order to, among other things, (i) add TWE, LCM and Overland Park as parties to it and (ii) extend its effectiveness.

          NOW, THEREFORE, in consideration of the premises and the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
          1. Amendments.
     (a) The Funding Agreement is hereby amended such that all references in Sections 5, 6, 10 and 11 to “Partners” shall be deemed to mean “Time Warner Entertainment-Advance/Newhouse Partnership, a New York general partnership, TWE-A/N Texas Cable Partners General Partner LLC, a Delaware limited liability company, Time Warner Entertainment Company, L.P., a Delaware limited partnership, TCI Texas Cable Holdings LLC, a Colorado limited liability company, TCI Texas Cable, Inc., a Colorado corporation, TCI of Missouri, Inc. (formerly known as Liberty Cable of Missouri, Inc.), a Missouri corporation, and TCI of Overland Park, Inc., a Kansas corporation, and their respective successors and assigns.”
     (b) Section 5(a) of the Funding Agreement is hereby amended by adding a proviso at the end of the sentence as follows:
“; provided that with respect to any Promissory Note to be purchased by any TCI Party as set forth herein, such Promissory Note may be purchased by any other TCI Party as the TCI Parties reasonably determine, subject to Section 5(d).
     (c) Section 5(b) of the Funding Agreement is hereby amended by adding a proviso at the end of the first sentence as follows:
“; provided that with respect to any Promissory Note to be purchased by any TCI Party as set forth herein, such Promissory Note may be purchased by any other TCI Party as the TCI Parties reasonably determine, subject to Section 5(d).
     (d) The Funding Agreement is hereby amended such that all references in Section 5 to “TCI Parties” shall be deemed to mean “TCI Texas Cable Holdings LLC, a Colorado limited liability company, TCI Texas Cable, Inc., a Colorado corporation, TCI of Missouri, Inc. (formerly known as Liberty Cable of Missouri, Inc.), a Missouri corporation, and TCI of Overland Park, Inc., a Kansas corporation, and their respective successors and assigns.”

     (e) Section 5(c) of the Funding Agreement is hereby amended by adding a new sentence at the end thereof as follows:
Notwithstanding anything in this Agreement to the contrary, from and after the HSR Date with respect to the Asset Pool intended to be distributed to the Comcast Partners (as such terms are defined in the Limited Partnership Agreement), in lieu of the foregoing, (i) in the event the Partnership shall have entered into the TCI Management Agreement, the Partnership shall issue one Promissory Note to TWE-A/N and one Promissory Note to any TCI Party reasonably determined by the TCI Parties, each in an original principal amount equal to the total amount of payments that the Partnership would have been required to make under the Management Agreement and the TCI Management Agreement, respectively, but for this Agreement and (ii) in the event the Partnership shall not have entered into the TCI Management Agreement, the Partnership shall issue one Promissory Note to TWE-A/N in an original principal amount equal to the total amount of payments that the Partnership would have been required to make under the Management Agreement but for this Agreement; provided, that in each case, following such HSR Date, no Partner shall be required to purchase any such Promissory Note from any other Partner as contemplated by clause (B) above.
     (f) The Funding Agreement is hereby amended such that all references in Section 5(d) to “TWE-A/N Parties” shall be deemed to mean “Time Warner Entertainment-Advance/Newhouse Partnership, a New York general partnership, TWE-A/N Texas Cable Partners General Partner LLC, a Delaware limited liability company, and Time Warner Entertainment Company, L.P., a Delaware limited partnership, and their respective successors and assigns.”
     (g) Section 5(d) of the Funding Agreement is hereby amended by deleting it in its entirety and replacing it with the following:
“(d) Intent of the Parties. For purposes of clarity, it is the intent of the Partners that each Partner provide funding to the Partnership pursuant to this Agreement in accordance with such Partner’s Percentage Interest (as set forth on Schedule II hereto) (subject to Sections 5(a) and 5(b) with respect to the TCI Parties), such that, following the making of all additional fundings pursuant to this Agreement, the TWE-A/N Parties, on the one hand, and the TCI Parties, on the other hand (each, a “Partner Group”), will have contributed an aggregate of 50% of all funding under this Agreement. Notwithstanding anything in this Agreement to the contrary, from and after the Selection Date (as defined in the Limited Partnership Agreement), it is the intent of the Partners that (A) each Partner Group provide funding to the Partnership pursuant to this Agreement in an amount equal to the product of (i) such Partner Group’s TCP Credit Agreement Percentage (as defined below) multiplied by (ii) the total amount of additional funding required for all periods thereafter by the Partnership to meet the Partnership Obligations and (B) all references in this Agreement to a Partner’s “Percentage Interest” shall be amended to refer to such Partner Group’s “TCP Credit Agreement Percentage” in lieu thereof; provided, however, that, in the event either Partner Group does not provide any required funding to the Partnership in accordance with clause (A) above (the “defaulting Partner Group”) for any period after the Selection Date, the other Partner Group shall provide such funding to the Partnership provided that (x) the aggregate funding required by such other Partner Group shall in no event exceed 50% of the total amount of funding under this Agreement for such period and (y) such other Partner Group shall be entitled to reimbursement from the defaulting Partner Group for amounts so provided. For purposes of this Agreement, “TCP Credit Agreement Percentage” means, as to each Partner Group, the amount expressed as a percentage equal to (i) (x) in the case of the Partner Group that will receive the Houston Asset Pool (this term and each other capitalized term used in this sentence and not otherwise defined in this Agreement shall have the meaning ascribed thereto in the Limited Partnership Agreement) in connection with the transactions contemplated by the Dissolution Procedure, the amount of Debt under the Credit Agreement allocated to the Houston Asset Pool as of the Allocation Date and (y) in the case of the Partner Group that will receive the Kansas & SW Asset Pool in connection with the transactions contemplated by the Dissolution Procedure, the amount of Debt under the Credit Agreement allocated to the Kansas & SW Asset Pool as of the Allocation Date divided by (ii) the aggregate amount of Debt under the Credit Agreement as of the Allocation Date.

     (h) Section 6 of the Funding Agreement is hereby amended by adding a new clause (d) thereto as follows:
“(d) Exclusion of KCCP Trust Group. Notwithstanding anything to the contrary herein, (i) any documentation required to be delivered pursuant to this Section 6 shall not include information with respect to the members of the KCCP Trust Group and (ii) Consolidated Cash Flow, Consolidated Interest Expense and Capital Expenditures shall be calculated without regard to the assets, liabilities, results of operations or financial performance of the KCCP Trust Group.”
     (i) Section 7 of the Funding Agreement is hereby amended by deleting the reference to “December 2003” and inserting in lieu thereof the phrase “the month in which the Funding Termination Date (as defined below) occurs.”
     (j) Section 8 of the Funding Agreement is hereby amended by deleting the reference to “December 31, 2003” and inserting in lieu thereof the phrase “the Funding Termination Date.”
     (k) Section 10 of the Funding Agreement is hereby amended by deleting it in its entirety and replacing it with the following: “This Agreement shall terminate on January 15, 2005 (or, if later, the date on which each Partner has paid in full its portion of the Partnership Obligations) (such date, the “Funding Termination Date”); provided, that upon the occurrence of the Closing Date under (and as defined in) the Transaction Agreement, the Funding Termination Date shall be automatically extended to the date on which the Loans under the Credit Agreement shall have been repaid and the Credit Agreement shall have been terminated.
     (l) Section 12(d) of the Funding Agreement is hereby amended by adding reference to “TWE” after the reference to TWE-A/N and TWE-A/N GP.”
     (m) Section 12(d) of the Funding Agreement is hereby amended by deleting the reference to “If to TCI or TCI GP” and inserting in lieu thereof “If to any TCI Party.”
     (n) Section 12(e) of the Funding Agreement is hereby amended by deleting it in its entirety and replacing it with the following:
“(e) Assignment. This Agreement binds and benefits the respective successors and assigns of the parties hereto, except that no party may assign or delegate any of its rights or obligations under this Agreement without the prior written consent of the other parties. Notwithstanding the foregoing, (i) any of the parties hereto may assign any of its rights and obligations under this Agreement in connection with any of the restructuring transactions contemplated by Section 3 of the Transaction Agreement pursuant to a written instrument (a copy of which shall be provided to the Administrative Agent and the Partnership) in which the transferee agrees to be bound by this Agreement and otherwise in accordance with Section 3 of the Transaction Agreement and (ii) the TCI Parties may assign all, but not less than all, of their rights and obligations under this Agreement to any TWE-A/N Party or any Affiliate of a TWE-A/N Party pursuant to a written instrument (a copy of which shall be provided to the Administrative Agent and the Partnership) in which the transferee agrees to be bound by this Agreement.
     (o) Schedule I to the Funding Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof Schedule I attached hereto.
     (p) Schedule II to the Funding Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof Schedule II attached hereto.
     (q) Each Promissory Note on Schedule I hereto is hereby amended by adding the following after Section 10 of such Promissory Note:
“11. No Recourse. Notwithstanding any other provision contained herein, (i) no Partner shall have any personal liability in respect of any of the Partnership’s obligations to the Holder under this Note, and (ii) no partner in a partnership that is a Partner shall have any personal liability in respect of any such obligation of the Partnership. The Holder expressly acknowledges the limitation on recourse contained in this Section 11 and irrevocably waives all rights of recourse to the Partners or any direct or indirect partner of a Partner in respect of any of the Partnership’s obligations to the Holder under this Note.”
     (r) Exhibit A of the Funding Agreement is hereby amended by adding the following after Section 10 of the Form of Promissory Note:
“11. No Recourse. Notwithstanding any other provision contained herein, (i) no Partner shall have any personal liability in respect of any of the Partnership’s obligations to the Holder under this Note, and (ii) no partner in a partnership that is a Partner shall have any personal liability in respect of any such obligation of the Partnership. The Holder expressly acknowledges the limitation on recourse contained in this Section 11 and irrevocably waives all rights of recourse to the Partners or any direct or indirect partner of a Partner in respect of any of the Partnership’s obligations to the Holder under this Note.”
          2. Issuance and Transfer of Notes Prior to the Date Hereof.
     (a) The parties hereto acknowledge that Schedule I attached hereto contains a true and accurate list of all promissory notes issued by the Partnership to the Original TCP Partners pursuant to the Funding Agreement prior to the date hereof (the “Promissory Notes”). The Partnership hereby confirms receipt of all proceeds from the issuance of such Promissory Notes and its liability with respect thereto.
     (b) Each of the Partnership and the Administrative Agent hereby confirm that it has consented to the assignment of certain of the Promissory Notes among the Original TCP Partners prior to the date hereof in accordance with the terms of the Funding Agreement.
          3. Representations and Warranties.
     (a) Each of TWE, LCM and Overland Park, severally and not jointly, makes the representations and warranties set forth in Section 9 of the Funding Agreement on and as of the Closing Date under (and as defined in) the Transaction Agreement.
     (b) Each of the Partnership, the Original TCP Partners, and the Administrative Agent, severally and not jointly, represents and warrants that all of the representations and warranties made by such party in the Funding Agreement are true and correct in all material respects on and as of the date hereof and on and as of the Closing Date under (and as defined in) the Transaction Agreement.
          4. Effectiveness. The amendments contained in subsections (i), (j), (k), (n), (o), (q) and (r) of Section 1 of this Amendment and all other terms and provisions of this Amendment (other than the remaining subsections of Section 1 hereof) shall become effective and binding upon the parties hereto upon the execution and delivery of this Amendment by the parties hereto. The amendments contained in the remaining subsections of Section 1 of this Amendment shall become effective and binding upon the parties hereto upon the occurrence of the Closing Date under (and as defined in) the Transaction Agreement.

          5. Continuing Effect. Except as expressly amended hereby, the Funding Agreement shall continue to be and shall remain in full force and effect in accordance with its terms. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the parties or the Lenders under the Funding Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Funding Agreement. All references to “this Agreement” in the Funding Agreement shall be deemed to mean the Funding Agreement, as amended by this Amendment.
          6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (other than its rules of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby).
          7. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.
[Remainder of Page Intentionally Left Blank.]

     IN WITNESS WHEREOF, the parties hereto, acting through their duly authorized representatives, have caused this Agreement to be signed in their respective names as of the date first above written.

TIME WARNER ENTERTAINMENT-ADVANCE/NEWHOUSE PARTNERSHIP

By:		Time Warner Entertainment Company, L.P., as its Managing Partner

	By:	/s/ David E. O’Hayre
Name: David E. O’Hayre
Title: EVP, Investments, Cable Group

TWE-A/N TEXAS CABLE PARTNERS GENERAL PARTNER LLC

By:		/s/ David E. O’Hayre

Name: David E. O’Hayre
Title: Vice President

TIME WARNER ENTERTAINMENT COMPANY, L.P.

By:		/s/ David E. O’Hayre

Name: David E. O’Hayre
Title: EVP, Investments, Cable Group

TEXAS CABLE PARTNERS, L.P.

By:		/s/ David E. O’Hayre

Name: David E. O’Hayre
Title: Executive Vice President

TCI TEXAS CABLE HOLDINGS LLC

By:	/s/ Robert S. Pick

Name: Robert S. Pick
Title: Senior Vice President

TCI TEXAS CABLE, INC.

By:	/s/ Robert S. Pick

Name: Robert S. Pick
Title: Senior Vice President

TCI OF MISSOURI, INC.

By:	/s/ Robert S. Pick

Name: Robert S. Pick
Title: Senior Vice President

TCI OF OVERLAND PARK, INC.

By:	/s/ Robert S. Pick

Name: Robert S. Pick
Title: Senior Vice President

JPMORGAN CHASE BANK

By:	/s/ Joan M. Fitzgibbon

Name: Joan M. Fitzgibbon
Title: Managing Director

SCHEDULE I
TCP Promissory Notes Issued to Partners

Promissory Note			Original Principal
Number	Date of Issuance	Name of Holder	Amount
1A1	11/13/00	TWE-A/N	$52,871,180.79
2B	11/13/00	TCI	$52,871,180.79
3	12/22/00	TWE-A/N	$3,070,485.00
4	12/22/00	TWE-A/N GP	$31,015.00
5	12/22/00	TCI	$3,070,485.00
6	12/22/00	TCI GP	$31,015.00
7	1/4/01	TWE-A/N	$10,804,365.00
8	1/4/01	TWE-A/N GP	$109,135.00
9	1/4/01	TCI	$10,804,365.00
10	1/4/01	TCI GP	$109,135.00
11	2/14/01	TWE-A/N	$11,406,780.00
12	2/14/01	TWE-A/N GP	$115,220.00
13	2/14/01	TCI	$11,406,780.00
14	2/14/01	TCI GP	$115,220.00
15	2/14/01	TWE-A/N	$629,500.00
16A2	2/14/01	TCI	$629,500.00
17	3/14/01	TWE-A/N	$10,614,780.00
18	3/14/01	TWE-A/N GP	$107,220.00
19	3/14/01	TCI	$10,614,780.00
20	3/14/01	TCI GP	$107,220.00
21	3/14/01	TWE-A/N	$689,000.00
22A3	3/14/01	TCI	$689,000.00

[1]	Note that Promissory Note Nos. 1A and 2B were re-issuances of existing Promissory Notes (which were terminated) following forgiveness of indebtedness of $60,500.00 by TWE-A/N and TCI in connection with the Management Fee “true-up” pursuant to Section 5(c)(i) of the Amended and Restated Funding Agreement.

[2]	Note that Promissory Note No. 16A was a re-issuance of Promissory Note No. 16 following transfer from TWE-A/N to TCI in accordance with the Funding Agreement.

Promissory Note			Original Principal
Number	Date of Issuance	Name of Holder	Amount
23	4/13/01	TWE-A/N	$12,202,740.00
24	4/13/01	TWE-A/N GP	$123,260.00
25	4/13/01	TCI	$12,202,740.00
26	4/13/01	TCI GP	$123,260.00
27	4/13/01	TWE-A/N	$722,000.00
28A4	4/13/01	TCI	$722,000.00
29	5/14/01	TWE-A/N	$8,700,120.00
30	5/14/01	TWE-A/N GP	$87,880.00
31	5/14/01	TCI	$8,700,120.00
32	5/14/01	TCI GP	$87,880.00
33	5/14/01	TWE-A/N	$745,000.00
34A5	5/14/01	TCI	$745,000.00
35	6/14/01	TWE-A/N	$5,819,220.00
36	6/14/01	TWE-A/N GP	$58,780.00
37	6/14/01	TCI	$5,819,220.00
38	6/14/01	TCI GP	$58,780.00
39	6/14/01	TWE-A/N	$766,500.00
40A6	6/14/01	TCI	$766,500.00
41	7/17/01	TWE-A/N	$5,871,690.00

[3]	Note that Promissory Note No. 22A was a re-issuance of Promissory Note No. 22 following transfer from TWE-A/N to TCI in accordance with the Funding Agreement.

[4]	Note that Promissory Note No. 28A was a re-issuance of Promissory Note No. 28 following transfer from TWE-A/N to TCI in accordance with the Funding Agreement.

[5]	Note that Promissory Note No. 34A was a re-issuance of Promissory Note No. 34 following transfer from TWE-A/N to TCI in accordance with the Funding Agreement.

[6]	Note that Promissory Note No. 40A was a re-issuance of Promissory Note No. 40 following transfer from TWE-A/N to TCI in accordance with the Funding Agreement.

Promissory Note			Original Principal
Number	Date of Issuance	Name of Holder	Amount
42	7/17/01	TWE-A/N GP	$59,310.00
43	7/17/01	TCI	$5,871,690.00
44	7/17/01	TCI GP	$59,310.00
45	7/17/01	TWE-A/N	$771,000.00
46A7	7/17/01	TCI	$771,000.00
47	8/15/01	TWE-A/N	$7,062,660.00
48	8/15/01	TWE-A/N GP	$71,340.00
49	8/15/01	TCI	$7,062,660.00
50	8/15/01	TCI GP	$71,340.00
51	8/15/01	TWE-A/N	$732,000.00
52A8	8/15/01	TCI	$732,000.00
53	9/19/01	TWE-A/N	$8,990,190.00
54	9/19/01	TWE-A/N GP	$90,810.00
55	9/19/01	TCI	$8,990,190.00
56	9/19/01	TCI GP	$90,810.00
57	9/19/01	TWE-A/N	$751,500.00
58A9	9/19/01	TCI	$751,500.00
59	10/19/01	TWE-A/N	$2,535,390.00
60	10/19/01	TWE-A/N GP	$25,610.00
61	10/19/01	TCI	$2,535,390.00
62	10/19/01	TCI GP	$25,610.00
63	10/19/01	TWE-A/N	$754,000.00

[7]	Note that Promissory Note No. 46A was a re-issuance of Promissory Note No. 46 following transfer from TWE-A/N to TCI in accordance with the Funding Agreement.

[8]	Note that Promissory Note No. 52A was a re-issuance of Promissory Note No. 52 following transfer from TWE-A/N to TCI in accordance with the Funding Agreement.

[9]	Note that Promissory Note No. 58A was a re-issuance of Promissory Note No. 58 following transfer from TWE-A/N to TCI in accordance with the Funding Agreement.

Promissory Note			Original Principal
Number	Date of Issuance	Name of Holder	Amount
64A10	10/19/01	TCI	$754,000.00
65	11/16/01	TWE-A/N	$329,670.00
66	11/16/01	TWE-A/N GP	$3,330.00
67	11/16/01	TCI	$329,670.00
68	11/16/01	TCI GP	$3,330.00
69	11/16/01	TWE-A/N	$848,000.00
70A11	11/16/01	TCI	$848,000.00
71	12/18/01	TWE-A/N	$1,315,710.00
72	12/18/01	TWE-A/N GP	$13,290.00
73	12/18/01	TCI	$1,315,710.00
74	12/18/01	TCI GP	$13,290.00
75	12/18/01	TWE-A/N	$827,000.00
76A12	12/18/01	TCI	$827,000.00
77	1/18/02	TWE-A/N	$8,296,200.00
78	1/18/02	TWE-A/N GP	$83,800.00
79	1/18/02	TCI	$8,296,200.00
80	1/18/02	TCI GP	$83,800.00
81	1/18/02	TWE-A/N	$847,500.00
82A13	1/18/02	TCI	$847,500.00

[10]	Note that Promissory Note No. 64A was a re-issuance of Promissory Note No. 64 following transfer from TWE-A/N to TCI in accordance with the Funding Agreement.

[11]	Note that Promissory Note No. 70A was a re-issuance of Promissory Note No. 70 following transfer from TWE-A/N to TCI in accordance with the Funding Agreement.

[12]	Note that Promissory Note No. 76A was a re-issuance of Promissory Note No. 76 following transfer from TWE-A/N to TCI in accordance with the Funding Agreement.

[13]	Note that Promissory Note No. 82A was a re-issuance of Promissory Note No. 82 following transfer from TWE-A/N to TCI in accordance with the Funding Agreement.

Promissory Note			Original Principal
Number	Date of Issuance	Name of Holder	Amount
83	2/15/02	TWE-A/N	$17,226,990.00
84	2/15/02	TWE-A/N GP	$174,010.00
85	2/15/02	TCI	$17,226,990.00
86	2/15/02	TCI GP	$174,010.00
87	2/15/02	TWE-A/N	$795,000.00
88A14	2/15/02	TCI	$795,000.00
89	3/20/02	TWE-A/N	$26,002,350.00
90	3/20/02	TWE-A/N GP	$262,650.00
91	3/20/02	TCI	$26,002,350.00
92	3/20/02	TCI GP	$262,650.00
93	3/20/02	TWE-A/N	$853,500.00
94A15	3/20/02	TCI	$853,500.00
95	4/17/02	TWE-A/N	$6,783,480.00
96	4/17/02	TWE-A/N GP	$68,520.00
97	4/17/02	TCI	$6,783,480.00
98	4/17/02	TCI GP	$68,520.00
99	4/17/02	TWE-A/N	$899,500.00
100A16	4/17/02	TCI	$899,500.00
101	5/16/02	TWE-A/N	$6,039,000.00
102	5/16/02	TWE-A/N GP	$61,000.00
103	5/16/02	TCI	$6,039,000.00
104	5/16/02	TCI GP	$61,000.00

[14]	Note that Promissory Note No. 88A was a re-issuance of Promissory Note No. 88 following transfer from TWE-A/N to TCI in accordance with the Funding Agreement.

[15]	Note that Promissory Note No. 94A was a re-issuance of Promissory Note No. 94 following transfer from TWE-A/N to TCI in accordance with the Funding Agreement.

[16]	Note that Promissory Note No. 100A was a re-issuance of Promissory Note No. 100 following transfer from TWE-A/N to TCI in accordance with the Funding Agreement.

Promissory Note			Original Principal
Number	Date of Issuance	Name of Holder	Amount
105	5/16/02	TWE-A/N	$1,027,000.00
106A17	5/16/02	TCI	$1,027,000.00
107	6/18/02	TWE-A/N	$3,201,660.00
108	6/18/02	TWE-A/N GP	$32,340.00
109	6/18/02	TCI	$3,201,660.00
110	6/18/02	TCI GP	$32,340.00
111	6/18/02	TWE-A/N	$955,000.00
112A18	6/18/02	TCI	$955,000.00
113	7/17/02	TWE-A/N	$1,910,700.00
114	7/17/02	TWE-A/N GP	$19,300.00
115	7/17/02	TCI	$1,910,700.00
116	7/17/02	TCI GP	$19,300.00
117	7/17/02	TWE-A/N	$975,500.00
118A19	7/17/02	TCI	$975,500.00
119	8/15/02	TWE-A/N	$988,000.00
120A20	8/15/02	TCI	$988,000.00
121	9/18/02	TWE-A/N	$992,500.00
122A21	9/18/02	TCI	$992,500.00

[17]	Note that Promissory Note No. 106A was a re-issuance of Promissory Note No. 106 following transfer from TWE-A/N to TCI in accordance with the Funding Agreement.

[18]	Note that Promissory Note No. 112A was a re-issuance of Promissory Note No. 112 following transfer from TWE-A/N to TCI in accordance with the Funding Agreement.

[19]	Note that Promissory Note No. 118A was a re-issuance of Promissory Note No. 118 following transfer from TWE-A/N to TCI in accordance with the Funding Agreement.

[20]	Note that Promissory Note No. 120A was a re-issuance of Promissory Note No. 120 following transfer from TWE-A/N to TCI in accordance with the Funding Agreement.

Promissory Note			Original Principal
Number	Date of Issuance	Name of Holder	Amount
123	10/16/02	TWE-A/N	$1,013,500.00
124A22	10/16/02	TCI	$1,013,500.00
125	11/15/02	TWE-A/N	$1,021,000.00
126A23	11/15/02	TCI	$1,021,000.00
127	1/9/03	TWE-A/N	$11,798,820.00
128	1/9/03	TWE-A/N GP	$119,180.00
129	12/18/02	TCI	$11,798,820.00
130	12/18/02	TCI GP	$119,180.00
131	12/18/02	TWE-A/N	$1,032,000.00
132A24	12/18/02	TCI	$1,032,000.00
133[25]	11/21/03	TWE-A/N	$56,430,000.00
134[26]	11/21/03	TWE-A/N GP	$570,000.00
135[27]	11/21/03	TCI	$56,430,000.00

[21]	Note that Promissory Note No. 122A was a re-issuance of Promissory Note No. 122 following transfer from TWE-A/N to TCI in accordance with the Funding Agreement.

[22]	Note that Promissory Note No. 124A was a re-issuance of Promissory Note No. 124 following transfer from TWE-A/N to TCI in accordance with the Funding Agreement.

[23]	Note that Promissory Note No. 126A was a re-issuance of Promissory Note No. 126 following transfer from TWE-A/N to TCI in accordance with the Funding Agreement.

[24]	Note that Promissory Note No. 132A was a re-issuance of Promissory Note No. 132 following transfer from TWE-A/N to TCI in accordance with the Funding Agreement.

[25]	Note that Promissory Notes 133 to 138A are global notes that reflect the aggregate principal amounts of the notes for 2003 as of the date of issuance. Attached to each note is a schedule that describes how the aggregate principal amount of the note was calculated as of the date of issuance.

[26]	See footnote 25 above.

[27]	See footnote 25 above.

Promissory Note			Original Principal
Number	Date of Issuance	Name of Holder	Amount
136[28]	11/21/03	TCI GP	$570,000.00
137[29]	11/21/03	TWE-A/N	$12,134,500.00
138A30	11/21/03	TCI	$12,134,500.00

[28]	See footnote 25 above.

[29]	See footnote 25 above.

[30]	See footnote 25 above. Note also that Promissory Note No. 138A was a re-issuance of Promissory Note No. 138 following transfer from TWE-A/N to TCI in accordance with the Funding Agreement.

SCHEDULE II
Interests of the Partners

Name of Partner	Percentage Interest
Each Partner (and each permitted successor and assign of such Partner under the Limited Partnership Agreement) set forth under the caption “Partner” in Section 3.1 of the Limited Partnership Agreement	The Percentage Interest set forth opposite each Partner’s name under the caption “Partnership Interest” in Section 3.1 of the Limited Partnership Agreement.